MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND
               Merrill Lynch Multi-State Municipal Series Trust

                     Supplement dated May 31, 2002 to the
                      Prospectus dated November 14, 2001


         The section in the prospectus captioned "About the Portfolio Manager" appearing on page 8 is amended as follows:

         The biography of Roberto W. Roffo is deleted and the following biography of Theodore R. Jaeckel, Jr. is inserted below the heading:

               Theodore R. Jaeckel, Jr. is the portfolio manager of the Fund. He has been a Director (Tax-Exempt Fund Management) of Merrill Lynch Investment Managers since 1997 and was a Vice President of Merrill Lynch Investment Managers from 1991 to 1997.















Code #11104-1101ALL